EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Joshua Kimmel, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Breathe eCig Corp. for the period ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Breathe eCig Corp.

Date: August 14, 2015	By:	/s/ Joshua Kimmel
Joshua Kimmel
Chief Accounting Officer